                                Exhibit 10.17




                           FIRST AMENDED AND RESTATED
                   INTERCREDITOR AND SUBORDINATION AGREEMENT


         This First Amended and Restated Intercreditor and Subordination Agreement ("Agreement") is executed by Portfield Investments, Inc., a Colorado corporation ("Portfield"), Wescourt Group, Inc., a Delaware corporation ("Wescourt"), Wescourt Distributing, Inc., a Colorado corporation, Wesfrac, Inc., a Colorado corporation ("Wesfrac"), Westec Denver, Inc., a Colorado corporation ("Westec Denver"), Petro-Mark Corp. Utah, a Colorado corporation, Petro-Mark Corp., a Colorado corporation, Petro-Mark Corp., Montrose, Inc., a Colorado corporation ("Petro-Mark Montrose"), Westec Fruita, Inc., a Delaware corporation ("Westec Fruita"), Montrose Propane, Inc., a Colorado corporation, Grand Mesa Texaco, Inc., a Colorado corporation, Fruita RP Holding, Inc., a Delaware corporation ("Fruita RP Holding"), Super Mart Convenience Stores, Inc. fka Petro-Mark Convenience Stores, Inc., a Colorado corporation ("SMCS") and Moffitt Oil Company, Inc., a Texas corporation, all with an address at 1493 Highway 6 and 50, Fruita, Colorado 81521 (collectively "Borrowers" and singularly "Borrower"), Heller Financial, Inc. ("Heller"), whose address is 500 West Monroe Street, Chicago, Illinois 60661, WLD Trust ("WLD"), an Ohio testamentary trust, whose address is 450 East Las Olas Boulevard, Suite 900, Fort Lauderdale, Florida 33301 and National Canada Finance Corp. ("NCFC"), whose address is 1200 17th Street, Suite 2760, Denver, Colorado 80202, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, on this 11th day of April, 1997. Hereinafter, the parties to this Agreement may be referred to collectively as the "Parties" and individually as a "Party."


                                    RECITALS


         A. SMCS purchased from Petro-Mark Montrose and Westec Fruita the Petro-Mark Montrose and Westec Fruita Stores (as defined below) in accordance with the Petro-Mark Montrose and Westec Fruita Purchase Agreements (as defined below). In consideration therefor, SMCS provided Petro-Mark Montrose and Westec Fruita with the Petro-Mark Montrose and Westec Fruita Notes (as defined below).

         B. SMCS purchased from Diamond Shamrock (as defined below) the Diamond Shamrock Stores in accordance with the Diamond Shamrock Purchase Agreement (as defined below).

         C. Wesfrac desires to purchase from JoAnn Moffitt all of Moffitt's issued and outstanding capital stock in accordance with the Moffitt Purchase Agreement (as defined below).

         D. Morgan (as defined below) has provided and wishes to provide Portfield with various loans and other financial accommodations pursuant to the Morgan Loan Documents (as defined below).
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         E.      WLD has guaranteed the Morgan Loan (as defined below) and has been indemnified for any payments upon such guaranty as set forth in the WLD Documents (as defined below).

         F. Portfield has provided SMCS with various loans and other financial accommodations pursuant to the Portfield Loan Documents (as defined below) and wishes to provide Wesfrac with the various loans and other financial accommodations pursuant to the Second Portfield Loan Documents (as defined below).

         G. Heller has provided SMCS with various loans and other financial accommodations pursuant to the Heller Loan Documents (as defined below) and wishes to provide Wesfrac, Westec Denver and Moffitt with various loans and other financial accommodations pursuant to the Second Heller Loan Documents.

         H. NCFC has provided or wishes to provide Borrowers with various loans and other financial accommodations or amend such loans and other financial accommodations pursuant to the NCFC Loan Documents (as defined below).

         I. None of the Borrowers, WLD, Heller or NCFC are willing to provide, engage in, or permit the foregoing transactions unless such parties execute and agree to abide by the terms and conditions set forth in this Agreement.


                                   AGREEMENTS


         1.      Definitions.     Besides the other terms defined herein, the
following terms shall have the meaning set forth below for the purposes of this
Agreement:

                 "Adjusted EBITDA" shall mean earnings, before interest, cash taxes actually paid, depreciation and amortization minus all principal and interest payments made with respect to any indebtedness subordinate in right of payment to funded debt.

                 "Collateral" shall mean the NCFC Collateral, Heller Collateral, Second Heller Collateral, WLD Collateral, Portfield Collateral and Second Portfield Collateral.

                 "Convenience Stores" shall mean the Diamond Shamrock Stores and the Petro-Mark Montrose and Westec Fruita Stores described on EXHIBIT A attached hereto and incorporated herein by this reference.

                 "Debt" shall mean the Petro-Mark Montrose and Westec Fruita Debt, Morgan Debt, WLD Debt, Portfield Debt, Second Portfield Debt, Heller Debt, Second Heller Debt and NCFC Debt.





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                 "Diamond Shamrock" shall mean Diamond Shamrock Refining and
         Marketing Company.

                 "Diamond Shamrock Purchase Agreement" shall mean the Asset Purchase and Branding Agreement between Diamond Shamrock and Wescourt dated October 29, 1996 as amended by the First Amendment to Asset Purchase and Branding Agreement dated December 17, 1996, Second Amendment to Asset Purchase and Branding Agreement dated as of January 27, 1997 and the Third Amendment to Asset Purchase and Branding Agreement dated as of March 5, 1997, the letter agreement between Diamond Shamrock, Wescourt and SMCS dated February 20, 1997, and the Assumption and Amendment Agreement between Diamond Shamrock, Wescourt and SMCS dated March 4, 1997.

                 "Diamond Shamrock Stores" shall mean the convenience stores and related assets sold by Diamond Shamrock to SMCS and located at the addresses described in EXHIBIT A attached hereto.

                 "Documents" shall mean the NCFC Loan Documents, Heller Loan Documents, Second Heller Loan Documents, Portfield Loan Documents, Second Portfield Loan Documents, Petro-Mark and Westec Fruita Loan Documents, Morgan Loan Documents and WLD Documents.

                 "Encumbrance" shall mean all present and future liens, security interests, encumbrances or claims of any kind.

                 "Fixed Charges" shall mean (i) interest expense (excluding interest paid on the Portfield Debt and Second Portfield Debt), (ii) current maturities of long-term debt (excluding the Portfield Debt and Second Portfield Debt), and (iii) cash taxes actually paid.

                 "Fractionator" shall mean the equipment described in EXHIBIT B attached hereto and incorporated herein by this reference, all modifications, replacements and substitutions thereto, and all cash proceeds of the foregoing and any other proceeds of the foregoing that do not constitute a portion of NCFC's Collateral.

                 "Heller" shall mean Heller Financial, Inc.

                 "Heller Collateral" shall mean the Wesfrac Stock, the Fractionator, and all of SMCS' personal and real property described on EXHIBIT C attached hereto and incorporated herein by this reference.

                 "Heller Debt" shall mean all obligations, liabilities and indebtedness from time to time owing by SMCS to Heller in connection with the Heller Loan.





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                 "Heller Loan" shall mean the term loan in the original
         principal amount of up to $8,000,000.00 from Heller to SMCS.

                 "Heller Loan Documents" shall mean any and all agreements, instruments and documents, together with any amendments, modifications, restatements and replacements thereof, now or hereafter evidencing or securing the Heller Loan or any part thereof, including, without limitation, the Term Loan and Security Agreement, Guaranty from Portfield, Wescourt and Wesfrac, Security Agreements from Wescourt and Wesfrac, financing statements from SMCS, Wescourt and Wesfrac, and Deeds of Trust and Leasehold Deeds of Trust from SMCS dated on or about March 12, 1997.

                 "Morgan" shall mean Morgan Guaranty Trust Company of New York.

                 "Morgan Debt" shall mean all obligations, liabilities and indebtedness from time to time owing by Portfield to Morgan in connection with the Morgan Loan.

                 "Morgan Loan" shall mean the demand loan in the original principal amount of up to $4,500,000.00 from Morgan to Portfield.

                 "Morgan Loan Documents" shall mean any and all agreements, instruments and documents, together with any amendments, modifications, restatements and replacements thereof, now or hereafter evidencing or securing the Morgan Loan or any part thereof, including, without limitation, the Morgan Demand Note, the Guaranty from WLD, Portfield Indemnification Agreement, Wescourt Indemnification Agreement, Morgan Estoppel Letter dated on or about March 12, 1997.

                 "NCFC Collateral" shall mean all of Borrowers' present and future personal and real property securing the NCFC Debt. The term "NCFC Collateral" shall not include (a) the Portfield Note and related security agreements, deeds of trust and other documents providing Portfield with an Encumbrance on the portion of the Heller Collateral described in SECTION 4(B) of this Agreement, (b) the Petro-Mark Montrose and Westec Fruita Notes, (c) the Wesfrac Stock, (d) the Heller Collateral or the Second Heller Collateral (to the extent that the Heller Collateral or the Second Heller Collateral does not consist of any of the specific Collateral or types of Collateral described in NCFC's Loan Documents), (e) the Second Portfield Note and related security agreement and other documents providing Portfield with and Encumbrance on Moffitt's assets constituting a portion of the Second Heller Collateral.





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                 "NCFC Debt" shall mean all obligations, liabilities and
         indebtedness from time to time owing by Borrowers to NCFC or any other affiliate of NCFC.

                 "NCFC Loan Documents" shall mean any and all agreements, instruments and documents, together with any amendments, modifications, restatements and replacements thereof, now or hereafter evidencing, guaranteeing or securing the NCFC Debt or any part thereof.

                 "Overlap Heller Collateral" shall mean that portion of the Heller Collateral that also constitutes a portion of the Second Heller Collateral, including, but not limited to, the Fractionator and the Wesfrac Stock.

                 "Petro-Mark Montrose and Westec Fruita Debt" shall mean all obligations, liabilities and indebtedness from time to time owing by SMCS to Petro-Mark Montrose and Westec Fruita in connection with the Petro-Mark Montrose and Westec Fruita Loan.

                 "Petro-Mark Montrose and Westec Fruita Loan" shall mean the loans in the original principal amounts of up to $716,438.78 and $485,925.82 to SMCS from Petro-Mark Montrose and Westec Fruita, respectively.

                 "Petro-Mark Montrose and Westec Fruita Loan Documents" shall mean any and all agreements, instruments and documents, together with any amendments, modifications, restatements and replacements thereof, now or hereafter evidencing the Petro-Mark Montrose and Westec Fruita Loan or any part thereof, including, without limitation, the Petro-Mark Montrose and Westec Fruita Purchase Agreements, the Petro-Mark Montrose and Westec Fruita Notes dated on or about February 25, 1997.

                 "Petro-Mark Montrose and Westec Fruita Notes" shall mean the subordinated unsecured promissory notes issued by SMCS in favor of Petro-Mark Montrose and Westec Fruita in the original principal amounts of $716,438.78 and $485,925.82, respectively, for the purchase of the Petro-Mark Montrose and Westec Fruita Stores.

                 "Petro-Mark Montrose and Westec Fruita Purchase Agreements" shall mean the Asset Sale and Purchase Agreements between SMCS and Petro-Mark Montrose and Westec Fruita, respectively, dated January 31, 1997.

                 "Petro-Mark Montrose and Westec Fruita Stores" shall mean the convenience stores and related assets sold by Petro-Mark Montrose and Westec Fruita to SMCS and located at the addresses described in EXHIBIT A attached hereto.





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                 "Portfield Debt" shall mean all obligations, liabilities and indebtedness from time to time owing by SMCS to Portfield in connection with the Portfield Loan.

                 "Portfield Loan" shall mean the term loan in the original principal amount of up to $2,500,000.00 from Portfield to SMCS.

                 "Portfield Loan Documents" shall mean any and all agreements, instruments and documents, together with any amendments, modifications, restatements and replacements thereof, now or hereafter evidencing or securing the Portfield Loan or any part thereof, including, without limitation, the Portfield Note, security agreement and financing statements from SMCS, guaranty from Wescourt, Deeds of Trust and Leasehold Deeds of Trust from SMCS, and the related documents dated on or about March 12, 1997.

                 "Portfield Note" shall mean the promissory note issued by SMCS in favor of Portfield in the original principal amount of $2,500,000.00 and dated on or about March 12, 1997.

                 "Proceeding" shall mean any voluntary or involuntary insolvency, bankruptcy, receivership, custodianship, liquidation, dissolution, reorganization, assignment for the benefit of creditors, appointment of a custodian, receiver, trustee or other officer with similar powers or any other proceeding for the liquidation, dissolution or other winding up of a person.

                 "Second Heller Collateral" shall mean the real and personal property of Borrowers described on EXHIBIT D attached hereto and incorporated herein by this reference.

                 "Second Heller Debt" shall mean all obligations, liabilities and indebtedness from time to time owing by Borrowers (besides SMCS) to Heller in connection with the Second Heller Loan.

                 "Second Heller Loan" shall mean the term loans in the original aggregate principal amount of up to $7,000,000.00 from Heller to Wesfrac, Westec Denver, and Moffitt.

                 "Second Heller Loan Documents" shall mean any and all agreements, instruments and documents, together with any amendments, modifications, restatements and replacements thereof, now or hereafter evidencing or securing the Second Heller Loan or any part thereof, including, without limitation, the Term Loan and Guaranty Agreement, Security Agreement Re: Equipment, Assignment of Stock Purchase Agreements from Wesfrac, Pledge Agreement from Wesfrac and Wescourt, Deed of Trust from Fruita RP Holding, financing





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         statements from Borrowers (besides SMCS), dated on or about the date hereof.

                 "Second Portfield Debt" shall mean all obligations, liabilities and indebtedness from time to time owing by Wesfrac to Portfield in connection with the Second Portfield Loan.

                 "Second Portfield Loan" shall mean the term loan in the original principal amount of up to $2,000,000.00 from Portfield to Wesfrac.

                 "Second Portfield Loan Documents" shall mean any and all agreements, instruments and documents, together with any amendments, modifications, restatements and replacements thereof, now or hereafter evidencing or securing the Second Portfield Loan or any part thereof, including, without limitation, the Second Portfield Note, security agreement and financing statements from Moffitt, and the related documents dated on or about the date hereof.

                 "Second Portfield Note" shall mean the promissory note issued by Wesfrac in favor of Portfield in the original principal amount of $2,000,000.00 and dated on or about the date hereof.

                 "Secured Parties" shall mean Portfield, WLD, Heller and NCFC.

                 "Secured Party" shall mean any one of the Secured Parties.

                 "Wesfrac Stock" shall mean all of Wesfrac's issued and outstanding stock at any time.

                 "WLD Collateral" shall mean (a) the Portfield Note and related security agreements, deeds of trust and other documents providing Portfield with an Encumbrance on the portion of the Heller Collateral described in SECTION 4(B) of this Agreement, (b) the Second Portfield Note and related security agreements providing Portfield with and Encumbrance on Moffitt's assets constituting a portion of the Second Heller Collateral, and (c) Borrower's (besides SMCS' and Moffitt's) present and future equipment, fixtures, cash proceeds thereof and any other proceeds thereof that do not constitute a portion of the NCFC Collateral.

                 "WLD Debt" shall mean all indemnification obligations, liabilities and indebtedness from time to time owing by Portfield and Wescourt to WLD with respect to the Morgan Loan.





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
                 "WLD Documents" shall mean any and all agreements, instruments and documents, together with any amendments, modifications, restatements and replacements thereof, now or hereafter evidencing, guarantying or securing the WLD Debt or any part thereof, including, without limitation, the Portfield and Wescourt Indemnification Agreements, and First Amended and Restated Assignment and Security Agreement from Borrowers to WLD dated on or about the date hereof.

         2.      Priority and Subordination of Payments to Parties.

                 (a) Payments to NCFC and Heller. Notwithstanding anything to the contrary herein, the NCFC Debt, the Heller Debt and the Second Heller Debt shall be pari passu in all rights of payment whether in a liquidation of assets, plan of reorganization or otherwise, except to the extent that such payments constitute the proceeds of the NCFC Collateral, Heller Collateral or Second Heller Collateral, whereupon the payments of such proceeds shall be governed by the priority of NCFC's and Heller's Encumbrances in the Collateral.

                 (b) Subordination of Portfield Debt. No payment shall be made upon the Portfield Debt or the related guaranty by Wescourt and Portfield shall not setoff any Borrower's obligations to Portfield pertaining to the Portfield Debt except for payments under the conditions described in the following sentence. So long as no event of default has occurred and is continuing under the NCFC Loan Documents, Heller Loan Documents or Second Heller Loan Documents or would occur as a result thereof and, in addition for subsections (iii) and (iv) below, so long as the additional $1,500,000 in revolving loans from NCFC to Wesfrac allowed under SUBSECTION (III) in the definition of Loan Availability in the NCFC Loan Agreement and all interest, fees and expenses applicable thereto have been fully and irrevocably paid to NCFC, the following payments may be made upon the Portfield Debt:

                          (i) Regularly scheduled payments of interest as set forth in the Portfield Note on the date hereof;

                          (ii) One (1) $500,000.00 payment of principal provided that such payment is made within sixty (60) days following Wesfrac's purchase of Moffitt's stock or such longer period as may be acceptable to WLD;

                          (iii) Commencing with the quarter ending February 28,
                 1998, payments of principal to the extent that the ratio of Portfield's consolidated Adjusted EBITDA to Fixed Charges (determined on a quarterly basis) would not be less than 1.25 to 1.00 for the trailing twelve (12) month period; and




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                          (iv) The Portfield Debt may be paid in full or in
                 part from the proceeds of any initial public offering of any Borrower's stock that results in such Borrower receiving at least $10,000,000.00 of net proceeds therefrom.

         During the continuance of the Morgan Debt, any payments on the Portfield Debt shall be remitted to Morgan. During the continuance of the WLD Debt (but not the Morgan Debt), any payments on the Portfield Debt shall be remitted to WLD.

                 (c) Subordination of Second Portfield Debt. No payment shall be made upon the Second Portfield Debt or the related guaranty by Wescourt and Portfield shall not setoff any Borrower's obligations to Portfield pertaining to the Second Portfield Debt except for payments under the conditions described in the following sentence. So long as no event of default has occurred and is continuing under the NCFC Loan Documents, Heller Loan Documents or Second Heller Loan Documents or would occur as a result thereof and, in addition for subsections (ii) and (iii) below, so long as the additional $1,500,000 in revolving loans from NCFC to Wesfrac allowed under SUBSECTION (III) in the definition of Loan Availability in the NCFC Loan Agreement and all interest, fees and expenses applicable thereto have been fully and irrevocably paid to NCFC, the following payments may be made upon the Second Portfield Debt:

                          (i) Regularly scheduled payments of interest as set forth in the Second Portfield Note on the date hereof;

                          (ii) Commencing with the quarter ending February 28,
                 1998, payments of principal to the extent that the ratio of Portfield's consolidated Adjusted EBITDA to Fixed Charges (determined on a quarterly basis) would not be less than 1.25 to 1.00 for the trailing twelve (12) month period; and

                          (iii) The Second Portfield Debt may be paid in full
                 or in part from the proceeds of any initial public offering of any Borrower's stock that results in such Borrower receiving at least $10,000,000.00 of net proceeds therefrom.

         During the continuance of the Morgan Debt, any payments on the Second Portfield Debt shall be remitted to Morgan. During the continuance of the WLD Debt (but not the Morgan Debt), any payments on the Second Portfield Debt shall be remitted to WLD.

                 (d) Subordination of WLD Debt. Except as specifically described in subsection (f) below, no payment shall be made





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         upon the WLD Debt and WLD shall not setoff any Borrower's obligations to WLD pertaining to the WLD Debt until the NCFC Debt, Heller Debt and Second Heller Debt have been completely and irrevocably satisfied and NCFC and Heller have been released from any obligation to provide any Borrower with any additional loans, advances or other financial accommodations of any kind.

                 (e) Subordination of Petro-Mark Montrose and Westec Fruita Notes. No payment shall be made upon the Petro-Mark Montrose and Westec Fruita Notes and the holder of the Petro-Mark Montrose and Westec Fruita Notes shall not setoff any Borrower's obligations to such holder pertaining to the Petro-Mark Montrose and Westec Fruita Notes until the NCFC Debt, Heller Debt and Second Heller Debt have been completely and irrevocably satisfied and NCFC and Heller have been released from any obligation to provide any Borrower with any additional loans, advances or other financial accommodations of any kind.

                 (f) Corresponding Payments on WLD Debt, Portfield Debt and Second Portfield Debt. Any payment on the Morgan Debt (besides payments originating from WLD) also shall constitute a payment in the same amount on the WLD Debt. In addition, any such payment on the Morgan Debt or the WLD Debt also shall constitute: (i) a payment in the same amount on the Portfield Debt if the payment originates from SMCS; (ii) a payment in the same amount on the Second Portfield Debt if the payment originates from Wesfrac or Moffitt; or (iii) a pro-rata reduction of the Portfield Debt and the Second Portfield Debt, with the reduction allocated between them according to their respective outstanding principal balances immediately before the payment, if the payment originates from Portfield or any of its direct or indirect subsidiaries other than SMCS, Wesfrac or Moffitt.

         3. Priority and Absence of Encumbrances Against the NCFC Collateral. The following shall be the relative priority of the Encumbrances and the absence of Encumbrances of each Secured Party in the NCFC Collateral, regardless of the date, manner, time or order of attachment, perfection or recording of the Encumbrances granted to any Secured Party, any provision of law or judicial decision, any term or condition contained in any Secured Party's Documents, or whether any Secured Party holds possession of all or any part of the NCFC Collateral:

                 (a) NCFC shall have a first priority Encumbrance in the NCFC Collateral to secure the NCFC Debt; and

                 (b) Except as specifically described in this Agreement, no other Party shall have an Encumbrance in the NCFC Collateral and Borrowers shall not grant an Encumbrance in the





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         NCFC Collateral to any other person or entity that violates any of the
         Documents.

         4. Priority and Absence of Encumbrances Against the Heller Collateral. The following shall be the relative priority of the Encumbrances of each Secured Party in the Heller Collateral, regardless of the date, manner, time or order of attachment, perfection or recording of the Encumbrances granted to any Secured Party, any provision of law or judicial decision, any term or condition contained in any Secured Party's Documents, or whether any Secured Party holds possession of all or any part of the Heller Collateral:

                 (a) Heller shall have a first priority Encumbrance in the Heller Collateral (other than the Overlap Heller Collateral) to secure the Heller Loan;

                 (b) Heller shall have a second priority Encumbrance in the Overlap Heller Collateral to secure the Heller Loan;

                 (c) Portfield shall have a second priority Encumbrance in the Heller Collateral (other than the Overlap Heller Collateral) to secure the Portfield Loan (and Portfield shall assign such Encumbrance to WLD subject to the terms of the WLD Documents and this Agreement);

                 (d) WLD shall have a third priority Encumbrance against the Fractionator and also shall have the various assigned rights described in the preceding subsection to secure the WLD Debt; and

                 (e) Except as specifically described in this Agreement, no other Party shall have an Encumbrance in the Heller Collateral and Borrowers shall not grant an Encumbrance in the Heller Collateral to any other person or entity that violates any of the Documents.

         5. Priority and Absence of Encumbrances Against the Second Heller Collateral. The following shall be the relative priority of the Encumbrances of each Secured Party in the Second Heller Collateral, regardless of the date, manner, time or order of attachment, perfection or recording of the Encumbrances granted to any Secured Party, any provision of law or judicial decision, any term or condition contained in any Secured Party's Documents, or whether any Secured Party holds possession of all or any part of the Second Heller Collateral:

                 (a) Heller shall have a first priority Encumbrance in the Second Heller Collateral (including the Overlap Heller Collateral) to secure the Second Heller Loan;





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
                 (b) To the extent the following assets constitute a portion of the Second Heller Collateral, Portfield shall have a second priority Encumbrance in Moffitt's present and future equipment, fixtures, the cash proceeds thereof and the other proceeds thereof that do not constitute a portion of the NCFC Collateral to secure the Second Portfield Loan (and Portfield shall assign such Encumbrance to WLD subject to the terms of the WLD Documents and this Agreement);

                 (c) To the extent the following assets constitute a portion of the Second Heller Collateral, WLD shall have a second priority Encumbrance against Borrower's (other than SMCS' and Moffitt's) present and future equipment, fixtures, the cash proceeds thereof and the other proceeds thereof that do not constitute a portion of the NCFC Collateral and shall have the assigned rights described in the preceding subsection to secure the WLD Debt; and

                 (d) Except as specifically described in this Agreement, no other Party shall have an Encumbrance in the Second Heller Collateral and Borrowers shall not grant an Encumbrance in the Second Heller Collateral to any other person or entity that violates any of the Documents.

         6. Priority and Absence of Encumbrances Against WLD Collateral. The following shall be the relative priority of the Encumbrances and the absence of Encumbrances of each Secured Party in the WLD Collateral (other than the Heller Collateral and Second Heller Collateral), regardless of the date, manner, time or order of attachment, perfection or recording of the Encumbrances granted to any Secured Party, any provision of law or judicial decision, any term or condition contained in any Secured Party's Documents, or whether any Secured Party holds possession of all or any part of the WLD Collateral (other than the Heller Collateral and the Second Heller Collateral):

                 (a) WLD shall have a first priority Encumbrance in the WLD Collateral (other than the Heller Collateral and Second Heller Collateral); and

                 (b) Except as specifically described in this Agreement, no other Party shall have an Encumbrance in the WLD Collateral (other than the Heller Collateral and Second Heller Collateral) and Borrowers shall not grant an Encumbrance in the WLD Collateral (other than the Heller Collateral and Second Heller Collateral) to any other person or entity that violates any of the Documents.

         7. Absence of Encumbrances Against Petro-Mark Montrose and Westec Fruita Notes. No Party shall have an Encumbrance in the Petro-Mark Montrose and Westec Fruita Notes and Borrowers shall not




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
grant an Encumbrance in the Petro-Mark Montrose and Westec Fruita Notes to any other person or entity.

         8. Acceleration of Debt and Enforcement of Post-Default Rights Against Collateral.

                 (a) NCFC Collateral. Subject to the specific terms and conditions set forth in this Agreement and following an event of default described in NCFC's Loan Documents that is not cured in a timely manner, NCFC may, at its option, take any action to accelerate the payment of the NCFC Debt, collect the NCFC Debt, and enforce any of its post-default rights with respect to the NCFC Collateral without the consent of any other Party; provided, however, that NCFC shall provide Heller with simultaneous written notice of any election to exercise such post-default actions.

                 (b) The Heller Collateral and Second Heller Collateral. Subject to the specific terms and conditions set forth in this Agreement and following an event of default described in Heller's Loan Documents or the Second Heller Loan Documents that is not cured in a timely manner, Heller may, at its option, take any action to accelerate the payment of the Heller Debt or the Second Heller Debt, collect the Heller Debt or the Second Heller Debt, and enforce any of its post-default rights with respect to the Heller Collateral or the Second Heller Collateral without the consent of any other Party; provided, however, that Heller shall provide NCFC with simultaneous written notice of any election to exercise such post-default actions.

         9. Acknowledgment, No Contest and Cooperation. Each Secured Party hereby acknowledges and consents to the Encumbrances granted to any other Secured Party that are described in this Agreement. None of the Secured Parties shall contest the validity, perfection, priority or enforceability of any Encumbrance granted to any other Secured Party as set forth herein nor interfere with the exercise of another Secured Party's rights and remedies against such other Secured Party's senior Collateral. Each Secured Party hereby agrees to cooperate in the defense of any action contesting the validity, perfection, priority or enforceability of such Encumbrances consistent with the other provisions of this Agreement.

         No Secured Party shall take any action to foreclose, realize upon or to enforce any of its rights with respect to any Collateral that is subject to a senior Encumbrance belonging to another Secured Party; provided, however, that nothing contained herein shall prevent any junior Secured Party from accelerating its Debt and receiving and applying any proceeds from the liquidation of such Collateral upon the complete and irrevocable satisfaction of the senior Encumbrances upon such Collateral. To the extent that any Secured Party obtains possession of any Collateral that is subject to a senior Encumbrance belonging to another Secured Party, the Secured Party having possession shall notify the other Secured Party of such fact and, at the expense and upon the request of the Secured Party that has the senior Encumbrance in such Collateral, shall deliver such Collateral to such senior Secured Party. In addition, following the occurrence of any event of default under the NCFC Loan Documents that is not cured in a timely manner, NCFC shall be entitled to enter upon any Borrowers' premises and repossess, remove and/or dispose of such Collateral so long as NCFC provides the person or entity in possession of such premises with at least five (5) days prior written notice thereof.

         10. No Amendments or Modifications of the Portfield Loan Documents, Second Portfield Loan Documents, WLD Documents, or Morgan Documents. Without limiting any of the terms and conditions set forth in the NCFC Loan Documents, Heller Loan Documents, or Second Heller Loan Documents, Borrowers and WLD shall not take any of the following actions without obtaining the prior written consent of NCFC and Heller which may be withheld by NCFC's and Heller in their sole discretion: (a) any Borrower obtaining any additional loans or other financial accommodations from WLD or Morgan; (b) any Borrower providing any additional guaranties or collateral to WLD or Morgan or for the benefit of WLD or Morgan (except as specifically described in this Agreement); (c) any Borrower prepaying the Portfield Debt, Second Portfield Debt, WLD Debt or Morgan Debt (except as specifically described in this Agreement); or (d) any Borrower or WLD amending, modifying, replacing, substituting or supplementing the Portfield Loan Documents, Second Portfield Loan Documents, WLD Documents or Morgan Documents in any way which (i) increases the amount of any loans or other obligations described therein, (ii) accelerates or increases any payments due thereunder, (iii) increases any interest rate described therein, (iv) shortens the maturity date thereof, or (v) increases, replaces or substitutes any guaranties or collateral therefor except as specifically described in this Agreement.

         11.     Proceedings.  In the event of any Proceeding involving any
Borrower: (a) all NCFC Debt, Heller Debt and Second Heller Debt first shall be paid in full in cash before any payment of or with respect to the WLD Debt shall be made; (b) any payment or distribution, whether in cash, property or securities which, but for the terms hereof, otherwise would be payable or deliverable in respect of the WLD Debt, shall be paid or delivered directly to NCFC and Heller on a pari passu basis until all NCFC Debt, Heller Debt and Second Heller Debt is paid in full in cash, and WLD irrevocably authorizes, empowers and directs all receivers, trustees, liquidators, custodians, conservators and others having authority in the premises to effect all such payments and distributions, and WLD also irrevocably authorizes, empowers and directs the holders of the NCFC Debt, Heller Debt and Second Heller Debt to demand, sue for, collect and receive every such payment or distribution; (c) WLD agrees to execute and deliver to the holders of the NCFC Debt, Heller Debt and Second Heller Debt or their representatives all such further instruments confirming the authorization referred to in the foregoing clause (b), (d) WLD agrees not to initiate or prosecute or encourage any other person to initiate or prosecute any claim, action or other proceeding challenging the enforceability of the NCFC Debt, Heller Debt or Second Heller Debt or any Encumbrance securing the NCFC Debt, Heller Debt or Second Heller Debt, and (e) WLD agrees to execute, verify, deliver and file any proofs of claim in respect of the WLD Debt requested by Heller and NCFC in connection with any such Proceeding and hereby irrevocably authorizes, empowers and appoints Heller, NCFC and their agents and attorneys-in-fact to (i) execute, verify, deliver and file such proofs of claim upon the failure of WLD promptly to do so (and, in any event, prior to thirty (30) days before the expiration of the time to file any such proof), and (ii) vote or refrain from voting such claim in any such Proceeding; provided Heller and NCFC shall have no obligation to execute, verify, deliver, file and/or vote any such proof of claim and, if Heller and NCFC cannot agree on the vote to be cast based upon such claim, no vote shall be cast thereon. In the event that Heller or NCFC votes or refrains from voting any claim in accordance with the authority granted hereby, WLD shall not be entitled to vote, change or withdraw such vote. The NCFC Debt, Heller Debt and Second Heller Debt shall continue to be treated pari passu as set forth in this section and the provisions of this section shall continue to govern the relative rights and priorities of the NCFC Debt, Heller Debt, Second Heller Debt and WLD Debt even if all or part of the NCFC Debt, Heller Debt or Second Heller Debt or the Encumbrances securing the NCFC Debt, Heller Debt or Second Heller Debt are subordinated, set aside, avoided or disallowed in connection with any such Proceeding and this section shall be reinstated if at any time any payment of any of the NCFC Debt, Heller Debt or Second Heller Debt is rescinded or must otherwise be returned by any holders of NCFC Debt, Heller Debt or Second Heller Debt or any representative of such holder.

         12. Continued Effectiveness of this Agreement. The terms of this Agreement, the subordination effected hereby, and the rights and the obligations of the Secured Parties arising hereunder, shall not be affected, modified or impaired in any manner or to any extent by: (a) any amendment or modification of or supplement to any of the Documents; (b) the validity or enforceability of any of the Documents; or (c) any exercise or non-exercise of any right, power or remedy under or in respect of any Debt or any of the Documents. The Secured Parties hereby acknowledge that the provisions of this Agreement are intended to be enforceable at all times, whether before the commencement of, after the commencement of, in connection with or premised on the occurrence of a Proceeding.

         13. Representations and Warranties. Each Secured Party hereby represents and warrants to the other Secured Parties as follows:

                 (a       Authority.  Each Secured Party has all requisite
         power and authority to enter into this Agreement.

                 (b       Binding Agreements.  This Agreement, when executed
         and delivered, will constitute the valid and legally binding obligation of each Secured Party enforceable in accordance with its terms.

         14. Cumulative; No Waivers. Subject to the express terms and conditions set forth herein, each and every right, remedy and power granted to any Secured Party hereunder shall be cumulative and in addition to any other right, remedy or power specifically granted or existing herein, in the other Documents, in equity, at law, by virtue of statute or otherwise, and may be exercised by such Secured Party, from time to time, concurrently or independently and as often and in such order as such Secured Party may deem expedient in accordance with this Agreement. Any failure or delay on the part of any Secured Party thereafter to exercise any right, remedy or power specifically granted herein and any single or partial exercise of any such right, remedy or power shall not preclude any other or further exercise thereof or the exercise of any other right, remedy or power, and no such failure, delay, abandonment or single or partial exercise of the rights of any Secured Party hereunder shall be deemed to establish a custom or course of dealing or performance among the parties hereto.

         15. Modification. Any modification or waiver of any provision of this Agreement, or any consent to any departure therefrom, shall not be effective in any event unless the same is in writing and signed by each party hereto that is affected by such modification or waiver and then such modification, waiver or consent shall be effective only in the specific instance and for the specific purpose given. Any notice to or demand on any party in any event not specifically required of a party hereunder shall not entitle any party to any other or further notice or demand in the same, similar or other circumstances unless specifically required hereunder.

         16. Notices. Unless otherwise specifically provided herein, any notice or other communication required or permitted to be given shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied or sent by overnight courier service or United States mail, certified or registered, and shall be deemed to have been given
(a) if delivered in person, when delivered; (b) if delivered by telecopy, on the date of transmission if transmitted on a business day before 4:00 p.m. (Chicago time) or, if not, on the next succeeding business day; (c) if delivered by overnight courier, two (2) business days after delivery to such courier properly addressed; or (d) if by United States mail, four (4) business days after deposit in the United States mail, postage prepaid and properly addressed. Notices shall be addressed as follows:

                 If to NCFC:

                          National Bank of Canada
                          1200 17th Street
                          One Tabor Center, Suite 2760
                          Denver, Colorado 80202
                          Attention:  William N. Tsiouvaras, Vice President
                          Telecopy:  (303) 446-8787

                 With a copy to:

                          Block Markus Williams, L.L.C.
                          1700 Lincoln, Suite 3550
                          Denver, Colorado 80203
                          Attention:  Keith Block, Esq.
                          Telecopy:  (303) 866-0101

                 If to Heller:

                          Heller Financial, Inc.
                          500 West Monroe Street
                          Chicago, Illinois  60661
                          Attention:  Portfolio Manager
                          Commercial Equipment Finance Division
                          Telecopy:  (312) 441-7367

                 With a copy to:

                          Heller Financial, Inc.
                          500 West Monroe Street
                          Chicago, Illinois  60661
                          Attention:  Legal Department
                          Commercial Equipment Finance Division
                          Telecopy:  (312) 441-7208

                 If to WLD:

                          WLD Trust
                          c/o WLD Enterprises, Inc.
                          Suite 900, Las Olas Centre
                          450 East Las Olas Boulevard
                          Fort Lauderdale, Florida  33301
                          Attention:  Douglas Luke and Ronald Adelhelm
                          Telecopy:  (954) 760-9845

                 If to any Borrower:

                          c/o Portfield Investments, Inc.
                          1493 Highways 6 and 50
                          Fruita, Colorado  81521
                          Attention:  Chief Financial Officer
                          Telecopy:  (970) 858-9626

or in any case, to such other address as the party addressed shall have previously designated by written notice to the serving party, given in accordance with this Section. A notice not given as provided above shall, if it is in writing, be deemed given if and when actually received by the party to whom given.

         17. Severability. In the event that any provision of this Agreement is deemed to be invalid, illegal or unenforceable by reason of the operation of any law or by reason of the interpretation placed thereon by any court or governmental authority, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby, and the affected provision shall be modified to the minimum extent permitted by law so as most fully to achieve the intention of this Agreement.

         18. Successors and Assigns. This Agreement shall inure to the benefit of the successors and assigns of each party hereto and shall be binding upon the successors and assigns of any Secured Party.

         19. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall be one and the same instrument.

         20. Defined Rights of the Parties. The provisions of this Agreement are solely for the purpose of defining the relative rights of the Parties and shall not be deemed to create any rights or priorities in favor of any other person or entity. This Agreement shall govern any conflicts that may arise between any Documents and this Agreement.

         21. Headings. The paragraph headings used in this Agreement are for convenience only and shall not affect the interpretation of any of the provisions hereof.

         22. Applicable Law. This Agreement shall be governed by, and be construed and interpreted in accordance with, the internal laws (as opposed to conflict of laws provisions) of the State of Colorado.

         23. Termination. This Agreement shall terminate with respect to a Secured Party when such Secured Party's Debt has been completely and irrevocably satisfied and such Secured Party has been released from any obligation to provide any Borrower with any additional loans, advances or financial accommodations of any kind and such party has terminated its Documents. Such termination shall not relieve a Secured Party from any violation of its obligations to another Secured Party under this Agreement.

         24. Jurisdiction and Venue. The Parties consent to the jurisdiction and venue of any federal or state court located in the City and County of Denver, State of Colorado, with respect to any litigation pertaining to the negotiation, execution, interpretation, or enforcement of any right or obligation under this Agreement.

         25. Integration. This Agreement constitutes the complete and integrated understanding between the Parties with respect to the subject matter hereof. All prior or contemporaneous understandings and agreements, written or oral, express or implied, are of no further force and effect to the extent inconsistent herewith.

         26. Waiver of Marshalling. Subject to the specific terms and conditions set forth in this Agreement, each Secured Party hereby waives any and all rights to have the other Secured Parties' collateral in which such other Secured Parties have a prior lien and security interest, or any part thereof, marshalled upon the foreclosure of any of such Secured Party's collateral.

         27. Amendment and Restatement. This Agreement amends and restates, but does not constitute a novation or extinguishment of, that certain Intercreditor and Subordination Agreement by and among the Borrowers (besides Moffitt), Heller, WLD and NCFC dated March 12, 1997 in its entirety.

         28. Future Grant of Security Interest to Heller and WLD. Upon the complete and irrevocable payment of the NCFC Debt, the termination of any obligations of NCFC to provide any loans or other financial accommodations to any Borrower, and the termination of NCFC's Documents, Borrowers shall: (a) grant Heller a first priority Encumbrance against all proceeds of the Second Heller Collateral (instead of only the cash proceeds thereof and the other proceeds thereof that do not constitute a portion of the NCFC Collateral) to secure the Second Heller Loan, (ii) grant WLD a second priority Encumbrance against all proceeds of the Second Heller Collateral (instead of only the cash proceeds thereof and the other proceeds thereof that do not constitute a portion of the NCFC Collateral) to secure the WLD Debt.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

         28. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS AMONG THEM RELATING TO THE SUBJECT MATTER OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (UNLESS SUCH WRITING MAKES SPECIFIC REFERENCE TO THIS SECTION).


         PORTFIELD INVESTMENTS, INC.


         By: /s/ KEITH R. HOLDER
            ---------------------------------
         Name:  Keith R. Holder
         Title: President


         WESCOURT GROUP, INC.


         By: /s/ KEITH R. HOLDER
            ---------------------------------
         Name:  Keith R. Holder
         Title: President


         WESCOURT DISTRIBUTING, INC.


         By: /s/ KEITH R. HOLDER
            ---------------------------------
         Name:  Keith R. Holder
         Title: President


         WESFRAC, INC.


         By: /s/ PAUL J. RATH
            ---------------------------------
         Name:  Paul J. Rath
         Title: Chief Financial Officer and Secretary

         WESTEC DENVER, INC.


         By:  /s/ PAUL J. RATH
            -----------------------------------------
         Name:  Paul J. Rath
         Title: Chief Financial Officer and Secretary


         PETRO-MARK CORP. UTAH


         By: /s/ KEITH R. HOLDER
            -----------------------------------------
         Name:  Keith R. Holder
         Title: President


         PETRO-MARK CORP.


         By:  /s/ PAUL J. RATH
            -----------------------------------------
         Name:  Paul J. Rath
         Title: Chief Financial Officer and Secretary


         PETRO-MARK CORP., MONTROSE, INC.


         By:  /s/ PAUL J. RATH
            -----------------------------------------
         Name:  Paul J. Rath
         Title: Chief Financial Officer and Secretary


         WESTEC FRUITA, INC.


         By: /s/ KEITH R. HOLDER
            -----------------------------------------
         Name:  Keith R. Holder
         Title: President


         MONTROSE PROPANE, INC.


         By: /s/ KEITH R. HOLDER
            -----------------------------------------
         Name:  Keith R. Holder
         Title: President

         GRAND MESA TEXACO, INC.


         By:  /s/ KEITH R. HOLDER
            ---------------------------
         Name:  Keith R. Holder
         Title: President


         FRUITA RP HOLDING, INC.


         By: /s/ KEITH R. HOLDER
            ---------------------------
         Name:  Keith R. Holder
         Title: President


         SUPER MART CONVENIENCE STORES, INC.


         By:  /s/ PAUL J. RATH
            ---------------------------
         Name:  Paul J. Rath
         Title: Chief Financial Officer and Secretary


         MOFFITT OIL COMPANY, INC.


         By:      /s/ PAUL J. RATH
            ---------------------------
         Name:        Paul J. Rath
              -------------------------
         Title:       SEC/CFO
               ------------------------


         WLD TRUST


         By: /s/ WILLIAM D. HORVITZ
            ---------------------------
         Name:  William D. Horvitz
         Title: Trustee


         HELLER FINANCIAL, INC.


         By: /s/ WALTER R. SCHAEFFER
            ---------------------------
         Name: Walter R. Schaeffer
              -------------------------
         Title: Vice President
               ------------------------

         NATIONAL CANADA FINANCE CORP.


         By:  /s/ WILLIAM N. TSIOUVARAS
            --------------------------------
         Name:  William N. Tsiouvaras
         Title: Vice President


         By:  /s/ ANDREW M. CONNEEN, JR.
            --------------------------------
         Name:  Andrew M. Conneen, Jr.
         Title: Vice President

                                   EXHIBIT A

                                  CONVENIENCE STORES

         DIAMOND SHAMROCK STORES (identified by location)

                     3218 F. Road
                     Clifton, CO 81520

                     101 North Main @ First Street
                     Delta, CO 81416

                     2525 Broadway @ Monument Road
                     Grand Junction, CO 81501

                     2948 F Road @ 25 Road
                     Grand Junction, CO 81505

                     2903 North Avenue @ 29 Road
                     Grand Junction, CO 81504

                     201 North Avenue & Second Street
                     Grand Junction, CO 81504

                     938 South Townsend Avenue & Brown
                     Montrose, CO 81401

                     2902 Glen Avenue
                     Glenwood Springs, CO 81601

         PETRO-MARK MONTROSE AND WESTEC FRUITA STORES (identified by location)

                     2526 Broadway
                     Grand Junction, CO  81501

                     2494 Highway 6 & 50
                     Grand Junction, CO  81505

                     502 Grand Avenue
                     Grand Junction, CO  81502

                     1502 Howard Street
                     Delta, CO  81416

                     646 E. Main
                     Montrose, CO 81401

                                   EXHIBIT B

                                  FRACTIONATOR


One (1) Deethanizer Tower, Hudson, Mfg., Serial No. 63.9, approx. 30" x 41-1/2', 596 PSI at 300 degrees, Insulated, 11,800 lb.

One (1) Depropanizer Tower, Hudson Mfg., Serial No. 63.10, approx. 30" x 65', 291 PSI at 300 degrees, Insulated, 18,900 lb.

One (1) Debutanizer Tower, Pipeline Services, Serial No. 684, approx. 24" x 60', 330 PSI at 400 degrees, 3-Section Flanged, Estimated 10,000-12,000 lb.

One (1) Debutanizing Tower, Transmix, Mfg. Hudson, Serial No. 63.11 approx. 18" x 66', 210 PSI at 300 degrees, 11,500 lb.

One (1) Vacuum Tower, BTX, as shown on list, approx. 30" x 45', currently not in service, estimated weight 10,000

One (1) Deethanizer Heat Exchanger/Reboiler, KEMCO, Mfg. 1963, Serial No. 63-222, 560 PSI at 300 degrees, approx. 175 sq. ft. capacity

One (1) Depropanizer Heat Exchanger/Reboiler, list shows KEMCO, approx. 100 sq. ft.

One (1) Debutanizer Heat Exchanger/Reboiler, list shows KEMCO, approx. 825 sq.
ft.

One (1) Debutanizer Heat Exchanger/Reboiler, list shows KEMCO, approx. 65 sq.
ft.

Three (3) Absorber Tanks, plate shows SEMCO, Serial Nos. A2638, A2639, A2640, Vertical Carbon Steel Seam Welded, approx. 72" x 22', 403 PSI at 750 degrees, Mfg. 1963, storage only

Two (2) Deabsorber Tanks, Regeneration Exchanger, currently not in service, plate shows SEMCO, approx. 72" x 20', Serial Nos. A2642 and A2641, 430 PSI at 650 degrees

One (1) Cooling Tower, list shows RAINEY, 12,800 sq. ft., 10 H.P., Debutanizer Condenser

One (1) Cooling Tower, list shows 37,400 sq. ft. capacity, two (2) top mounted 30 H.P. electric motors, high degree difficulty of removal, Deethanizer/Depropanizer Condenser

One (1) Cooling Tower, list shows 11,800 sq. ft., 20 H.P. motor, Debutanizer Condenser

One (1) Furnace, Struthers Wells Hot Oil Heater, 10M BTU per hour, vertical, gas fired, 400 PSI at 650 degrees, Serial No. 63-5-7810, with Taylor and Barton Chart Records, Honeywell Temperature Indicator, related equipment

One (1) Furnace, Struthers Wells Hot Oil Heater, 5M BTU per hour, vertical, gas fired, 200 PSI at 650 degrees, Serial No. 63-5-7811, currently not in service [C-]

Lot Transmix System, includes Ingersoll-Rand 2X1X10 Pump, 3 H.P. motor, Hudson Dust Scrubber with Serial No. 63-22, 495 PSI and 150 degrees, approx. 28.7 5" x 6' Tank, Rainey Cooling Tower with 7-1/2 H.P. motor, 3 H.P. feed pump, etc.

Lot Hot Oil System, includes 25 H.P. Skidded Pump, Young Aftercooler, three (3) valves, 4' x 8' Expansion Tank, related equipment

One (1) Pre-Heater, five (5) oval tubes, located behind #2 Debutanizer

One (1) Gas Compressor, Worthington, piston type, 130 H.P., list shows 10-1/2" x 11" - 8 cylinder, located near large cooling tower

Lot Gas Compressor, Sundyne, includes two (2) 125 H.P. vertical turbine pumps, one (1) currently disassembled, both not in service, [C-]

One (1) Triplex Pump, Wheatley, 30 H.P. motor

One (1) Quintiplex Pump, Wheatley, Model 5P-200A, 20 H.P.

Lot Surge/Scrubber Skid, includes SEMCO approx. 5' x 16' horizontal fuel gas surge tank, SEMCO approx. 24" x 10' horizontal fuel gas scrubber tank, related valves, piping, located near Wheatley Triplex and Quintiplex pumps, currently not in service

Lot Reflux Accumulator Skid, includes Hudson approx. 30" x 4-1/2' Tank, related valves, piping, two (2) Pacific pumps with 10 H.P. motors, 5 H.P. pump, etc.

One (1) Air Compressor, Curtis, 2-Stage, 20 H.P. motor, horizontal tank

                                   EXHIBIT C

                        DESCRIPTION OF HELLER COLLATERAL



         Real Property: The real estate pertaining to the convenience stores described in Exhibit "A"

         Personal Property and Fixtures:

         1) That certain Asset Purchase and Branding Agreement dated October 29, 1996 between Diamond Shamrock and Wescourt, as amended from time to time in accordance with the terms thereof, which agreement has been assigned to SMCS, subject to the terms of that certain Assignment of Representations, Warranties, Covenants, Indemnities and Rights (the "Acquisition Assignment Agreement") between SMCS and Heller; provided, that notwithstanding anything herein to the contrary, the foregoing shall not include the terms and conditions of such agreement which pertain to SMCS' accounts or inventory or the proceeds from such inventory, accounts or cash;

         2) All equipment, machinery, furniture, furnishings and fixtures owned or leased by SMCS located on or used in the operation of a convenience store business at the addresses on Exhibit "A", including, without limitation, the convenience store, together with all furniture, fixtures, equipment in the convenience store, any and all lighting (including without limitation any and all lighting fixtures, lighting pedestals, and flood lights), removable signage of all varieties (to the extent owned and not leased, except as provided in the Acquisition Assignment Agreement), sprinkler controls, sprinkler solenoids, sprinkler heads, exterior menu boards and exterior intercom ordering systems, exterior music speakers and pedestals, and any and all personal property of any kind or nature contained in, on, or around and/or associated, in any manner, with the operation of the convenience store, and all building and construction materials, supplies and equipment incorporated in the convenience store and all machinery, appliances, pipes, conduits, generators, engines, pumps, motors, compressors, boilers, condensing units, disposals, sprinklers, wiring and furnishings of every kind and description which may be used in connection with the operation of and located inside the convenience store; and any and all gasoline or petroleum equipment for use with gasoline or petroleum products, utensils, parts and spare parts therefor; all outside removable items and any and all ice machines, ice cream machines, warmers, refrigerators, freezers, ovens, and toasters; all security, fire, smoke and other alarm systems; all cash registers and point-of-sale terminals; all computers (hardware and software); all in-store communication devices; together with any and all extensions, additions, improvements, betterments, after-acquired property that constitutes equipment, machinery, furnishings, and fixtures of the nature described herein, renewals, replacements and substitutions or proceeds from a voluntary or involuntary sale, liquidation or conversion of any of the foregoing; and all attachments, additions and accessions thereto, all whether nor or hereafter existing or acquired;

         3) All of SMCS' existing and after-acquired liquor licenses and lottery licenses used by SMCS in connection with a convenience store business at the addresses on Exhibit "A";

         4) All agreements affecting the use, enjoyment or occupancy of a convenience store business at the addresses on Exhibit "A", now or hereafter entered into (the "LEASES") and the immediate and continuing right to collect all rents, income, receipts, royalties, profits, issues, service reimbursements, fees, revenues and prepayments of any of the same from or related to the convenience store from time to time accruing under the Leases (the "RENTS");

         5) All claims, demands, rights of action, judgments, insurance proceeds, compensation, awards of damages and settlements due SMCS hereafter made resulting from the taking of a convenience store business at the addresses on Exhibit "A", or any part thereof, by any lawful power or authority by exercise of the rights of condemnation or under the power of eminent domain, or for any damage (whether caused by such taking, by casualty or otherwise) to the convenience store or any part thereof;

         6) To the extent assignable, all now or hereafter existing management contracts and all permits, certificates, licenses, approvals, entitlements and authorizations, however characterized, issued or in any way furnished for the acquisition, construction, operation and use of a convenience store business at the addresses on Exhibit "A" and/or leases, including building permits, environmental certificates, licenses, certificates of operation, warranties and guaranties;

         7) All of SMCS' rights in and to all trademarks, tradenames, assumed names, and other rights and interests in and to the names and marks used by SMCS in connection with a convenience store business at the addresses on Exhibit "A"; and

         8) Any monies on deposit with or for the benefit of Heller including deposits for the payment of real estate taxes.

Notwithstanding anything to the contrary herein, the foregoing collateral shall not include (i) any of SMCS' accounts, inventory, cash (except (A) all insurance proceeds, condemnation and other proceeds related to (1) through (7) above and (B) monies referenced in (8) above to the extent related to real estate owned or leased by SMCS), or the proceeds from such accounts, inventory or cash, or (ii) any assets transferred by Portfield or any of its directly or indirectly owned subsidiaries to SMCS after March 12, 1997.




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
                                   EXHIBIT D

                    DESCRIPTION OF SECOND HELLER COLLATERAL


         1.   All of the following pertaining to Borrowers' equipment:

                 (a) All Equipment, whether now owned or existing or hereafter created, acquired or arising, or in which such Borrower now has or hereafter acquires any rights (the term "Equipment" means and includes all equipment and any other machinery, tools, fixtures, trade fixtures, furniture, furnishings, office equipment and vehicles (including vehicles subject to a certificate of title law), now or hereafter used or usable in connection with such Borrower's business, together with all parts, accessories and attachments relating to any of the foregoing), including, without limitation, the Fractionator (as defined in the Fourth Amendment);

                 (b) All supporting evidence and documents relating to any of the above-described property, whether now owned or existing or hereafter created, acquired or arising, including, without limitation, delivery and installation certificates, invoice copies, delivery receipts, insurance certificates and the like, together with all books of account, ledgers and cabinets in which the same are reflected or maintained;

                 (c) All accessions and additions to, and substitutions and replacements of, any and all of the foregoing, whether now owned or hereafter existing or hereafter created, acquired or arising; and

                 (d) All cash proceeds of the foregoing and any other proceeds of the foregoing not constituting NCFC Collateral and all insurance of the foregoing and cash proceeds thereof, whether now owned or existing or hereafter created, acquired or arising.

         2. All of the following pertaining to the shares of Wesfrac, Westec Denver, and Moffitt:

                 Any and all right, title and interest of Wescourt Group, Inc. and Wesfrac, Inc., whether now owned or existing or hereafter created, acquired or arising, in and to the following:

                          (i) all shares of the capital stock of Wesfrac, Inc., Westec Denver, Inc. and Moffitt Oil Company, Inc. owned or held by Wescourt Group, Inc. and Wesfrac, Inc., whether now existing or hereafter formed or acquired (those shares delivered to and deposited with Heller





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
                 Financial, Inc., and all substitutions and additions to such shares (herein, the "Pledged Securities");

                          (ii) all dividends, distributions and sums distributable or payable from, upon or in respect of the Pledged Securities;

   (iii. all other rights and privileges incident to the Pledged Securities; and

                          (iv) all cash proceeds of the foregoing and any other proceeds of the foregoing not constituting NCFC Collateral.

         3. The collateral described in the Assignment of Stock Purchase Agreement between JoAnn Moffitt, Roy Moffitt, Don Moffitt and Wesfrac dated on or about April 11, 1997.


                                 REAL PROPERTY


         The following described property of Fruita RP Holding and all cash proceeds and other proceeds thereof not constituting NCFC Collateral (which property is hereinafter sometimes collectively referred to as the "Property"):

                 (a) The real estate located at 1493 Highway 6 & 50, Fruita, Colorado 81521 (the "Land");

                 (b) All improvements of every nature whatsoever now or hereafter situated on the Land and owned by Fruita RP Holding (the "Improvements"), and all machinery, equipment and mechanical systems and other equipment now or hereafter owned by Fruita RP Holding and used in connection with the operation of the Improvements;

                 (c) All easements and appurtenances now or hereafter in any way relating to the Land or Improvements or any part thereof;

                 (d) All agreements affecting the use, enjoyment or occupancy of the Land and/or Improvements now or hereafter entered into (the "Leases") and the immediate and continuing right to collect all rents, income, receipts, royalties, profits, issues, service reimbursements, fees, revenues and prepayments of any of the same from or related to the Land and/or Improvements from time to time accruing under the Leases and/or the operation of the Land and/or Improvements (the "Rents"), reserving to Fruita RP Holding, however, so long as no "Event of Default" has occurred under the Deed of Trust from Fruita RP Holding to Heller, a revocable license to





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
         receive and apply the Rents in accordance with the terms and conditions of Paragraph 9 of such Deed of Trust;

                 (e) All claims, demands, judgments, insurance proceeds, awards of damages and settlements hereafter made resulting from the taking of the Land and/or the Improvements or any part thereof under the power of eminent domain, or for any damage (whether caused by such taking, by casualty or otherwise) to the Land or the Improvements or any part thereof;

                 (f) To the extent assignable, all now or hereafter existing management contracts and all permits, certificates, licenses, approvals, entitlements and authorizations, however characterized, issued or in any way furnished for the acquisition, construction, operation and use of the Land, Improvements and/or Leases, including building permits, environmental certificates, licenses, certificates of operation, warranties and guaranties;

                 (g) Any monies on deposit with or for the benefit of Heller for the payment of real estate taxes, insurance and other matters pertaining to the Property.






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